Exhibit 99.1

Investor Presentation

October 2005

Forward Looking Statements and Non-GAAP Measures

This presentation may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. These statements include, but are not limited to, discussions regarding industry outlook, the company’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks related to the seasonality of the company’s business and weather conditions in its markets, its substantial leverage and restrictions contained in its debt agreements, the possibility of liability for pollution and other damage that is not covered by insurance or that exceeds its insurance coverage, its dependence on rebate programs, and other risks identified and discussed under the caption “Risk Factors” in the Form 10-K, filed with the Securities and Exchange Commission on May 27, 2005, and in the other documents the company files with the SEC from time to time.

2

Forward Looking Statements and Non-GAAP Measures

This presentation uses the non-GAAP financial measures of EBITDA, adjusted EBITDA, free cash flow and average trade working capital. These financial measures exclude the impact of gains on certain asset sales and expenses related to the company’s previously proposed offering of income deposit securities, the write-up of inventory to fair market value, the transition services provided by ConAgra Foods and the management fees paid to Apollo. We believe that EBITDA, adjusted EBITDA, free cash flow and average trade working capital best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The presentation of EBITDA, adjusted EBITDA, free cash flow and average trade working capital is intended to supplement investors’ understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, comprehensive income (loss), and working capital, as determined in accordance with principles generally accepted in the United States.

3

Strong, Proven Management Team

Kenny Cordell

President & CEO

Joined UAP in November 2001

Over 25 years of agricultural industry experience, including positions with FMC (10 years), BASF (3 years) and Rohm & Haas (10 years)

Dave Bullock

Executive Vice President & CFO

Joined UAP in June 2002

Over 13 years of industry experience including positions with FMC (7 years) and Air Products and Chemicals (4 years)

Management has over an 8% ownership stake in UAP on a fully diluted basis

4

COMPANY STORY

Kenny Cordell – Chief Executive Officer

5

Competitive Strengths

Largest independent distributor of agricultural inputs in the U.S. and Canada in a large yet fragmented industry

Diversified customer base: 45% wholesale distribution 55% retail distribution

Multiple opportunities to leverage existing distribution channel for growth

Strong free cash flow generation

Management team goals aligned with shareholders’

Compelling total return opportunity

6

United Agri Products Profile

Overview

330 Retail/wholesale facilities 3,300 Employees 1,100 Sales people

Financial Strength

Revenue – FY05 $2.51B

Net Income – FY05 $28.8M

Market Cap $900M

Enterprise Value $1.20B

Revenue Breakout FY 2005

Other 2%

Seed 12%

Fertilizer 23% $2.51B

Crop Protection Chemicals 63%

Revenue Breakout Q2 2006 LTM

Other 2%

Seed 13%

Fertilizer 24% $2.66B

Crop Protection Chemicals 61%

7

#1 Agricultural Inputs Distributor in U.S. and Canada $ in millions

Retail Sales $2.5 billion $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0

UAP Helena Chemical Wilbur- Ellis Royster- Clark Agrillance Southern States Simplot Western Farm Service Crop Production Cooperative Services

UAP dominates the agricultural inputs distribution industry

Source: Company sponsored independent research dated 9/2003. Data reflects calendar year 2002 sales estimates

8

Agricultural Inputs – Large and Stable Industry

Farm production expenditures have grown at a CAGR of 3.7% over the past 12 years

Farm Production Expenditures

($ in billions)

CAGR = 3.7% $20.3 $5.2 $8.4 $6.7

1993 $21.8 $5.4 $9.2 $7.2

1994 $23.2 $5.5 $10.0 $7.7

1995 $25.6 $6.2 $10.9 $8.5

1996 $26.6 $6.7 $10.9 $9.0

1997 $26.8 $7.2 $10.6 $9.0

1998 $25.7 $7.2 $9.9 $8.6

1999 $26.0 $7.5 $10.0 $8.5

2000 $27.1 $8.2 $10.3 $8.6

2001 $26.1 $8.9 $9.6 $8.3

2002 $28.1 $9.3 $10.0 $8.4

2003 $29.4 $9.5

$11.4

$8.5

2004 $31.3 $10.1

$12.7

$8.5

2005F

Chemicals

Fertilizer

Seed

Planted acres have remained stable over the past 16 years

Planted Acres

(in millions)

318.0

331.2

326.3

325.4

326.5

319.5

325.7

318.3

333.7

332.1

330.0

329.6

328.3

324.8

327.3

325.7

322.4

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

Source: USDA

2004 U.S. Farm Sector Costs

Crop Inputs—Modest Portion of Farm Spending

Other Operating Expenses 58%

Feed & Livestock 23%

Seed, Fertilizer & Pesticides 14%

Fuels & Electricity 5%

Crop inputs (seed, fertilizer & chemicals) account for a modest 14% of farm spending

Source: USDA Economic Research Service

Other operating expenses include interest charges, labor, capital consumption, property taxes and other miscellaneous charges.

Go-To-Market Strategy

Key Route To Reach Fragmented End User Base

Agricultural Input Manufacturers

330+ Retail / Wholesale Facilities 1,100 Sales People

45%

Retailers

55%

2,000,000+ Growers

UAP provides a crucial link to a highly fragmented customer base

Unrivaled Nationwide Distribution Network

Billings, MT

Greeley, CO

Greenville, MS

Corporate Headquarters Formulation Facilities Retail Facility

3	formulation facilities 330 retail/wholesale facilities 3,300 employees 1,100 sales people

Extensive distribution network creates a significant competitive advantage for UAP

Multiple Opportunities for Growth

Private Label

Rapidly increasing share of overall sales (100bps increase in 2005)

Seed

12% CAGR since 2001 (17% in 2005)

Fertilizer

Growth opportunity with existing customer base

Industry Consolidation

UAP and other national distributors gaining market share

15% Adjusted EBITDA FY2005 year-over-year growth

Nationwide Gap Analysis

What is it?

Bottoms-up evaluation of market opportunity by product category (chemical, fertilizer, seed)

Objective

Identify UAP gaps in market coverage Develop strategy to grow market share Creates actionable plan

Methodology

Based upon UAP county by county data and USDA reports on planted acreage

Analyze purchasing decisions by UAP existing customers and prospective customers

20%

Market Share

15%

10%

5% $3.2 Billion Market Opportunity

Seed 3% Market Share

Fertilizer 5% Market Share

Non-crop 7% Market Share

Chemicals 19% Market Share $30

Total Market Size ($ billion)

Drive Revenue Growth in Seed:

Continue to Expand Leading Market Share

Extensive infrastructure relative to competitors Seed’s share of overall agricultural inputs market increasing Dyna-Gro total seed sales have 5-year CAGR of 45%

Dyna-Gro corn sales up 42% for FY05 and 5-year CAGR of 49%

Several levers to grow seed faster than market at expense of farmer-dealer

Opportunity to consolidate small seed companies for retail expansion

Seed Sales

($ millions)

15.5% CAGR

$256

$342

FY2004

Q2 06—LTM

UAP’s net seed sales have grown at nearly 16%

Crop Protection Chemicals:

Drive Growth Through Private Label Products

Conducted as a partnership with top suppliers

Significant opportunity for both UAP and it’s key suppliers

Significant margin expansion opportunity

Growth in total Loveland Products sales for FY05 was 24%

30 new LPI products have been launched in last 18 months

Growth helped by bundling of seed and chemicals

FY 2005 Gross Margin

12%

44%

Branded

Private Label

Private Label % of Chemical and Seed Sales

12.7%

13.7%

FY2004

FY2005

Fertilizer:

Revenue and Margin Growth Opportunity

Currently 5% fertilizer market share with opportunity to match UAP’s market share in crop protection chemicals (19%)

Have the opportunity to expand customer “wallet” share

Making modest financial investments with aggressive return targets

Increasing storage capacity nearly 10% by adding 2 new facilities

Expanding margins through better buying opportunities

Leverage pricing through Producer Supply Plan

Strengthens and leverages existing customer relationships

Additional Growth Opportunities –

Industry consolidation favors UAP

20% decline in number of retail outlets since 1998

Exploit opportunities in fertilizer gaps

Expand existing UAP facilities Purchase existing facilities Build new fertilizer storage

Complement seed offerings

Purchase small local seed brands to complement existing Dyna-Gro offerings

Financial Overview

Dave Bullock – Chief Executive Officer

Key Financial Characteristics

Stable and growing revenue stream

Customer and geographic diversification Stable end market demand Continued market share growth

Several margin enhancement opportunities

Private Label

Additional cost savings from best practices Scalable footprint

Strong free cash flow generation

High return on invested capital

97% of EBITDA converted to operating free cash flow (FY2005) Growth requires minimal capital expenditures Significant working capital reduction opportunities

Historical Revenues and Adjusted EBITDA

$ in millions Revenue $2,770.2 $2,526.8 $2,451.9 $2,506.7 $2,658.6

FY2002 FY2003 FY2004 FY2005 Q2 2006 LTM

Adjusted EBITDA

(1)

$85.7 $102.8 $120.3 $138.8 $155.0

3.1% $26.9

4.1%

4.9%

5.5%

5.8%

FY2002 FY2003 FY2004 FY2005 Q2 2006 LTM

EBITDA

Margin

(1) Adds back $29.6 in fertilizer inventory write-offs and $29.2 million in bad debt expense, not included in Adjusted EBITDA.

UAP management has executed its business plan and consistently grown Adjusted EBITDA

Highly Effective Working Capital Management

$ in millions



Average Trade Working Capital¹
Average Trade Working Capital ($MM)
% of Net Sales
$739.9
$599.3
$476.2
$355.8
$338.2
26.7%
23.7%
19.4%
14.2%
12.7%
FY2002
FY2003
FY2004
FY2005
Q2 2006 LTM

- Average trade working capital has been reduced by more than half since 2002
- Significant opportunities for further trade working capital improvements through:
  - Faster collection of supplier rebates
  - Extending accounts payable with several suppliers
  - Continued implementation of Market Segmentation Analysis to drive SKU reduction
  - Continue to internally benchmark UAP regional managers on working capital success – tied to compensation

Our long-term goal is to reduce trade working capital below 10% of sales

[1] Represents monthly average trade working capital excluding cash and short-term debt.

22

Strong Free Cash Flow Generation $ in millions

Q2 2006 LTM

Adjusted	EBITDA $ 155.0
Maintenance	Capex (4.3)
Operating	Free Cash Flow $ 150.7
%	of Adjusted EBITDA 97.2%
Cash	Interest (29.6)
Cash	Taxes (12.2)
After-tax	Free Cash Flow $ 108.9
%	of Adjusted EBITDA 70.3%

Approximately 97% of Adjusted EBITDA converted to Operating Free Cash Flow

Working capital improvements will drive additional free cash flow generation Potential Uses of Free Cash Flow

Refinance debt

Modest cap-ex for longer-term growth Return cash to shareholders

Superior Returns and Free Cash Flow

After-tax ROIC

18.0%

15.4%

15.3%

13.8%

13.0%

11.6%

7.8%

Mean: 13.5%

UAP

Wesco1

Tractor Supply

WW Grainger

Genuine Parts

Watsco

Hughes Supply

FCF Yield

11.2%

7.8%

7.4%

3.9%

3.8%

2.9%

NM

Mean: 6.2%

UAP

Hughes Supply

Genuine Parts

Wesco

Watsco

WW Grainger

Tractor Supply

Dividend Yield

3.7%

3.0%

1.6%

1.5%

1.1%

Mean: 1.6%

UAP

Genuine Parts

Watsco

WW Grainger

Hughes Supply

Wesco

Tractor Supply

UAP’s business model generates superior returns compared to its peers

Note: Market data as of 25-July-2005.

EPS Growth and Dividend Yield Position UAP to Generate Significant Shareholder Returns

Revenue Growth

Market growth Market share gains Additional growth opportunities:

Private Label Seed Non-crop Fertilizer

Margin Improvement

Private Label Improved product mix Economies of scale Cost saving opportunities

De-leveraging

High Adjusted EBITDA conversion Working capital improvements

Long-term earnings growth objective of 15% plus 3% dividend yield

Selected Discussion Topics

Selected Topics

Seasonality Revisited

Working Capital

Understanding UAP’s Trade Working Capital Average vs. Period End Supplier Prepays Rebates

Seasonality of Business

Mar Jun Sept Dec Mar

Planting

Planting starts in March in southern states and continues through June in northern states Revenue: Farmers purchase seed, some of which has been prepaid

Harvesting

Growers apply chemical treatment (application patterns/mix vary by region) Revenue: Farmers purchase chemicals, some of which have been prepaid

Fertilizer Application

Harvest starts in August and continues as late as November Cash in: Collection of receivables (supplier and customer), grower prepays for upcoming chemicals, seed and fertilizer purchases

Cash out: UAP may selectively prepay suppliers for fertilizer

Growers apply fertilizers in advance of next planting season Revenue: Farmers purchase fertilizer Cash-in: Receivables collection (supplier and customer)

Cash-out: UAP may prepay for early season discounts on seeds and chemicals Cash-in: Receivable collection from supplier

Despite quarterly fluctuations good visibility early on for the full year

Seasonality of Business –Revenue and EBITDA* $ in millions

Planting

Harvesting

Fertilizer Application

Revenues $1,500 $1,000 $500 $0 $(500) $1,259 $1,357 $78 $94 $704 $757 $51 $51 $267 $277 $38 $90 $70 $50 $30 $10 $(10) $(30)

EBITDA

Q1

Q2

Q3 $(28)

Q4

Mar Jun Sep Dec Mar

Revenue 2005

Revenue 2006

EBITDA 2005*

EBITDA 2006

*	2005 EBITDA is on an adjusted basis

Despite quarterly fluctuations good visibility early on for the full year

Average vs. Period End Working Capital

Average

Direct relationship to debt reduction and equity value growth Driver of available liquidity Accurate measure of capital efficiency for seasonal business Less prone to period end one-off items impact “Non-GAAP” measure Requires more data to calculate

Average Trade Working Capital¹

Average Working Capital ($MM) $739.9 $599.3 $476.2 $355.8 $338.2

% of Net Sales

26.7%

23.7%

19.4%

14.2%

12.7%

FY2002 FY2003 FY2004 FY2005 Q2 2006 LTM

Period End

Easy to calculate

Standard “Book” approach

Impacted by opportunistic business decisions Poor information for seasonal business analysis

Trade Working Capital¹

Working Capital ($MM) $35.6

1.3% $426.6 $53.7 $208.6 $265.2

% of Net Sales

16.9%

4.0%

8.4%

10.0%

FY2002 FY2003 FY2004 FY2005 Q2 2006 LTM

Free Cash Flow² $237.0 $228.1 $244.3

¹ Represents trade working capital excluding cash and short-term debt.

2	Defined as Adjusted EBITDA less Capex, plus reduction in working capital. See Non-GAAP reconciliation in Appendix.

UAP Trade Working Capital¹ $ in millions $700.0 $600.0 $500.0 $400.0 $300.0 $200.0 $100.0 $0.0 $552.6 $279.5 $287.2 $589.4 $496.0 $265.2 $533.8 $437.4 $53.7 $208.6

~$120mm Reduction

2004 Average $476.2

2005 Average $355.7

Q1

Q2

Q3

Q4

2004

2005

2006

2004 Average

2005 Average

¹ Trade working capital is defined as working capital excluding cash and short-term debt. See Non-GAAP reconciliation in Appendix.

Understanding UAP’s Trade Working Capital -Customer and Rebate Receivables $ in millions

Customer Receivables

Quarterly Balances $694 $773 $872 $555 $547 $647 $381 $440 $156 $475 $212

Drivers

Sales growth

Timing of sales (weather) Credit policy Regional climate disruptions

Opportunity

Limited opportunity

Q1

Q2

Q3

Q4

2004

2005

2006

2005 Average

Rebate Receivables

Quarterly Balances $50 $103 $122 $112 $151 $129 $106 $91 $15 $23 $73

Q1

Q2

Q3

Q4

2004

2005

2006

2005 Average

Drivers

Sales

Early collections

Rebates tend to grow over time

Opportunity

Faster collection from suppliers

Collected $163 million by December 1, 2004

Shift to private labels eliminates rebates

Understanding UAP’s Trade Working Capital -Inventory $ in millions

Quarterly Balances $688 $594 $682 $

452 $450 $515 $475 $491 $641 $697 $556

Q1

Q2

Q3

Q4

2004

2005

2006

2005 Average

Drivers

Weather delaying sales

Advance of purchase of rescue products Level of supplier prepays

Opportunity

SKU reduction

Supply chain efficiencies

Regional improvement driven by KPI metrics

Understanding UAP’s Trade Working Capital -Supplier Prepay $ in millions

Quarterly Balances $0

$32 $34 $14 $28 $19 $14 $42 $58 $149 $62

Q1

Q2

Q3

Q4

2004

2005

2006

2005 Average

Opportunity

Discretionary—limited opportunity

Understanding UAP’s Trade Working Capital -Accounts Payable $ in millions

Quarterly Balances $757 $996 $1,218 $387 $557 $855 $356 $532 $689 $823 $685

Q1

Q2

Q3

Q4

2004

2005

2006

2005 Average

Drivers

Level of customer advances Level of supplier prepay Supplier early payment discounts

Opportunity

Continue to work with suppliers

Seed growth will drive customer advances

Seasonality of Business –

Trade Working Capital and Revolver $ in millions

Planting

Harvesting

Fertilizer Application $600 $500 $400 $300 $200 $100 $0 $(100) $

299 $287 $15 $(16) $500 $265 $166 $(58) $447 $212 $209 $(48)

Avg. Trade Working Capital 2005 = $356

Avg. Revolver 2005 = $94

Q1

Q2

Q3

Q4

Mar

Jun

Sep

Dec

Mar

Trade Working Capital 2005

Revolver Balance—Cash & Equivalents 2005

Trade Working Capital 2006

Revolver Balance—Cash & Equivalents 2006

Farming season drives quarterly fluctuations

UAP Voluntary Supplier Prepay Option

Motivator

UAP may prepay for seed, chemical and fertilizer deliveries to lock in discounts of approximately 8%–15% (APR) of price Reduces pricing risk without carrying inventory Amount of prepay depends on:

Discount offered to UAP versus cost of short-term debt/investment opportunity cost Customer advances to UAP

Suppliers are motivated to lock in customers, gain shelf space and inventory commitments

Key Drivers

Tends to be discretionary

Supplier prepays are beneficial depending on price and value creation

Magnitude of Financial Impact

Prepay is a discretionary return-justified short-term cash management decision Incremental EBITDA vs. incremental interest on higher average revolver balance for a short term

Our Framework for Prepay Decision

Discretionary item intended to be funded with revolver draw / cash No implied burden on operating cash flow Timing of cash flow – prepay eliminates a payable – would have been paid in Q1 and Q2

UAP will make selective prepay decisions based on accretive return hurdles

Supplier Rebates

Purpose

Industry standard

Legacy pricing mechanism

Approximately 90% fixed under contracts

Products Covered

Branded chemicals (approximately 90% of all rebates)

Rate creep-up over time due to competition and mix

Branded seed

Rebate Mechanics

Accrued monthly on sales at historic rates

Accrued to rebate receivable

Balance received at regular intervals, and substantially all by end of February of each year

Typically results in income benefit at year-end

Ongoing Improvement Measures

Speeding up collection

Continue working with top suppliers

More private labels = less rebates = working capital opportunities

Rebates are predictable and present a working capital opportunity

Appendix

Non-GAAP Reconciliation: Trade Working Capital $ in millions

FY 04 FY 05 FY 06

1st Qtr 2nd Qtr 3rd Qtr 4thQtr 1stQtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

Working Capital $552.6 $589.4 $533.8 $226.3 $264.6 $336.6 $225.9 $256.7 $303.0 $322.8

Cash ——— (172.6) (27.2) (20.9) — (48.2) (15.8) (57.6)

*Check Float on

Zero Balanced —— -0- — -0- -0- -0- — -0- -0-

Accounts

Short Term Debt ———— 42.1 180.3 211.6 0.1 ——

Trade Working Capital

$552.6 $589.4 $533.8 $53.7 $279.5 $496.0 $437.4 $208.6 $287.2 $265.2

*Check Float on Zero Balanced Accounts now included in Accrued Liabilities.

Non-GAAP Reconciliation: Free Cash Flow $ in millions

FY 2003 FY 2004 FY 2005

Adjusted EBITDA $102.8 $120.3 $138.8

Capex (6.4) (15.3) (14.9)

Reduction in Average Trade 140.6 123.1 120.4

Working Capital

Free Cash Flow $237.0 $228.1 $244.3

Non—GAAP Reconciliation: Adjusted EBITDA, EBIT

($ millions) (unaudited)

FY2002	FY2003 FY2004 FY2005
Adjusted	EBITDA and EBIT Reconciliation
Net	Income (Loss) (37.0) 25.2 45.9 30.4
Loss	from discontinued operations, net of tax 5.9 4.2 4.7 —
Income	tax expense (benefit) (17.5) 18.8 30.9 14.1
Third	Party Interest 5.4 1.9 8.9 43.6
Corporate	allocation of finance charges 53.0 35.9 19.8 —
Sub—total	EBIT 9.7 86.1 110.2 88.0
Depreciation	and Amortization 17.1 16.7 14.9 15.6
EBITDA	26.9 102.8 125.1 103.6
Adjustments:
Secondary	Common Stock Offering — — — 2.7
Debt	Redemption Charges — — — 2.6
Income	Deposit Securities Expenses (1) — — — 6.1
ConAgra	Transition Services Agreement Expenses — — 1.9 5.6
Apollo	Management Fee —— 0.3 0.8
Gain	on sale of assets —— (10.5) —
Inventory	Fair Market Value Adjustment— — 3.7 17.4
Sub—total	Adustments —— (4.7) 35.2
Adjusted	EBITDA 26.9 102.8 120.3 138.8
Depreciation	and Amortization 17.1 16.7 14.9 15.6
Adjusted	EBIT 9.7 86.1 105.5 123.2
(1)	Breakage fees in connection with abandonment of proposed IDS offering.

Non—GAAP Reconciliation: Adjusted EBITDA, EBIT (cont’d)

($ millions) (unaudited)

Thirteen	Weeks Fourteen Weeks Thirteen Weeks Thirteen Weeks
Ended	May 29, Ended May 30, Ended August 28, Ended August 29,
Adjusted	EBITDA and EBIT Reconciliation 2005 2004 2005 2004
Net	income 49.7 25.5 23.3 21.8
Loss	from discontinued operations, net of tax — — — —
Income	tax expense (benefit) 32.5 16.5 15.3 13.8
Third	Party Interest 8.3 12.1 9.0 10.0
Corporate	allocation of finance charges — — — —
Sub—total	EBIT 90.5 54.1 47.6 45.5
Depreciation	and Amortization 3.5 3.9 3.4 3.4
EBITDA	94.1 58.1 51.0 49.0
Adjustments:
Secondary	Common Stock Offering — — — —
Debt	Redemption Charge— — — —
Income	Deposit Securities Expense (1)— — — —
ConAgra	Transition Service Agreement Expenses—1.9—1.9
Apollo	Management Fee—0.3—0.3
Gain	on sale of assets— — — —
Inventory	Fair Market Value Adjustment—17.4——
Sub—total	Adjustments—19.5—2.1
Adjusted	EBITDA 94.1 77.5 51.0 51.1
Depreciation	and Amortization 3.5 3.9 3.4 3.4
Adjusted	EBIT 90.5 54.1 47.6 45.5